Exhibit 10.1

HighLight Networks Inc. Employment Agreement

This Employment Agreement (hereinafter referred to as "Agreement"), is entered into as of this 15th of April, 2013, by and between HighLight Networks Inc., (hereinafter referred to as the "Company") and Danny Mendelson ("MENDELSON").

WITNESSETH:

WHEREAS, the Company desires to employ MENDELSON and MENDELSON desires to be employed by the Company as the Executive Vice President (EVP) and Chief Operating Officer (CEO) of EZRecycling, Inc. (EZ) upon the terms and conditions set forth herein; and

WHEREAS, MENDELSON and Company desire to reduce the terms of MENDELSON’s employment with the Company to a written contract;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Employment.

Pursuant to the terms of this Agreement, the Company hereby employs MENDELSON as the EVP of Company and as CEO of EZRecycling, Inc.

MENDELSON shall report directly to the Chief Executive Officer of the Company and shall perform such duties as are customarily performed by a person holding the position of EVP and CEO in businesses similar to those engaged in by the Company and its subsidiaries and shall, in addition, render such other reasonable services as may be assigned to him, from time to time, by the Company’s CEO or their designee within MENDELSON's scope of experience, training and expertise.

MENDELSON hereby agrees to be employed as EVP of the Company and CEO of EZ for the term hereof as set forth below. MENDELSON agrees that he shall at all times faithfully and to the best of his ability, perform all of the duties that may reasonably be requested of him within his scope of experience, training and expertise pursuant to the terms of this Agreement.

The Company represents and warrants to MENDELSON that this Agreement has been duly and validly authorized and executed by and on behalf of the Company and that it constitutes the lawful, valid and binding obligation of the Company.

MENDELSON represents and warrants to the Company that he is free to accept employment hereunder and that he has no prior or existing obligations, commitments or restraints of any kind that would in any way hinder or interfere with his acceptance of, or the full performance of, his employment hereunder . When executed, this Agreement will constitute the lawful, valid and binding obligation of MENDELSON.

During his employment with the Company, MENDELSON shall devote not less than 90% of his working time, to the performance of his responsibilities hereunder in a manner which will faithfully and diligently further the business and interest of the Company. Subject to and consistent with the provisions of Paragraph seven (7) below, MENDELSON, during and while employed by the Company, may not provide any services to or receive any compensation from any competitor or potential competitor of the Company.

2.  Term.

Unless earlier terminated in accordance with Paragraph five (5) below, this Agreement shall continue for an initial period of one (1) year from the date on which both parties execute this Agreement.

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Thereafter, this Agreement shall be extended automatically for successive terms of one (1) year unless (i) the Company or MENDELSON gives written notice of termination to the other party hereto at least Sixty (60) days prior to the termination of the initial term of employment hereunder or any renewal term thereof, or (ii) unless earlier terminated as herein provided.

3.	Compensation.
a)	Salary.

Company shall pay to MENDELON an annual salary of two hundred thousand dollars (US

$200,000) contingent upon the conditions set forth in this Paragraph. MENDELSON's salary and other benefits shall be reviewed annually by the Board of Directors of the Company and with MENDELSON. The salary shall be paid in equal periodic installments in accordance with the Company's salary practices. The salary payment shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay MENDELSON's salary hereunder. A portion of MENDELSON's salary is included as a portion of the Company's SG&A, but shall not be paid in full if capital or revenue is not available to the Company during the term of this Agreement. Such salary will begin once EBITDA has reached two million dollars ($2,000,000) based on a twelve month trailing average beginning April 1, 2013.

b)	Stock.

As additional compensation, Company agrees to deliver to MENDELSON one hundred fifty (150,000) thousand shares of Restricted Common Stock in HighLight Networks, Inc., par value $0.001 per share, (hereinafter “HNET shares”) in two certificates of seventy-five thousand (75,000) each as follows:

                     i.     The first certificate will be fully vested upon issue.

                   ii.     The second certificate will be designated to be vested one (1) full year after the execution date of this agreement.

                  iii.     Should MENDELSON leave or be separated from the Company before that time, the second certificate will be cancelled and he will return the certificate to the Company for its records.

c)	Expenses.

During the term of MENDELSON's employment hereunder, MENDELSON shall receive reimbursement from the Company for all reasonable expenses incurred by MENDELSON in the performance of his duties hereunder, including, by way of example and not limitation, travel and living expenses while away from home on business at the request of or in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the standard policies and procedures established, from time to time, by the Company for reimbursement of expenses.

d)	Bonus.

MENDELSON shall be entitled to receive a quarterly performance bonus equal to 1% of net margin, defined as revenues after cost of goods sold and before SG&A, paid quarterly, As long as the net result is that the Company achieves an EDITDA of no less than 10% of revenues.

e)	Other Benefits.

MENDELSON shall be entitled to participate in the same manner as other officers of the Company in such life insurance, medical, dental, disability, pension, retirement plans and other programs as may be established by the Company, from time to time, for the benefit of its officers. Except as provided elsewhere herein, nothing herein shall affect the Company's right to amend, modify or terminate any retirement or other benefit plan at any time for any reason.

f)	Vacation.

MENDELSON shall be entitled to vacation as mutually approved until such time as the Company adopts a formal vacation policy including all corporate officers.

4.  Warranties and Indemnification by the Company. The Company warrants and represents to MENDELSON that:

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a)  The Company shall indemnify and save MENDELSON harmless from any and all claims incurred or made against MENDELSON arising directly or indirectly from any negligent or wrongful acts or omissions by the Company, provided that any such negligent or wrongful acts or omissions do not occur as a result of MENDELSON's own acts or failure to act on behalf of the Company in his role as EVP or as the CEO of EZ. The Company shall use its best efforts to obtain insurance of the kind and amount reasonably necessary to provide adequate protection to MENDELSON.

b)  The Company shall provide to MENDELSON any assistance or access to information and facilities reasonably required by MENDELSON to perform his obligations under this Agreement.

c)	The Company shall provide MENDELSON reasonable assistance in his compliance with the legal requirements existing from time to time so as to allow MENDELSON to perform his duties as the Company's EVP and as CEO of EZ.

5.	Termination of Employment.

This Agreement and MENDELSON's employment hereunder may be terminated only under the following circumstances during the term of this Agreement:

a)	Termination by MENDELSON.

MENDELSON may terminate his employment with the Company for any reason by giving the

Company not less than 60 days prior notice of his intent to terminate his employment. In the event of the termination of this Agreement by MENDELSON, and at Company's option, Company may immediately terminate MENDELSON’s employment and shall only pay MENDELSON's salary earned and owed up to the date of such termination and MENDELSON shall not be entitled to the benefits of Paragraph six (6) below.

b)	Death.

MENDELSON's employment hereunder shall terminate upon his death.

c)	Disability.

If as a result of MENDELSON's incapacity due to physical or mental illness, MENDELSON shall have been unable to perform his duties hereunder for a period of two (2) consecutive months during the term hereof, the Company may terminate MENDELSON's employment hereunder.

d)	Termination by Employer

Company may terminate MENDELSON's employment with the Company for cause. "Cause" for the purposes of this Agreement, shall include the Company's good faith belief that MENDELSON has engaged in any one or more of the following: willful misconduct, fraud, misappropriation , embezzlement, gross negligence, incompetence , self-dealing, dishonesty, misrepresentation , material violation of any Company policy or any provisions of this Agreement (i.e., confidentiality, ethics, harassment/ discrimination, or violence, substance or alcohol abuse) unsatisfactory performance or incompetence. "Cause “also shall include MENDELSON's inability to perform the essential functions of his job as described to date, for any reason, for a period of time set forth in Paragraph seven (7) above, and any other circumstances which, under applicable law, would give the Company the right to terminate MENDELSON , with such termination being deemed to be for cause.

6. Compensation Upon Termination of Employment.

a)  If MENDELSON's employment is terminated for cause under Paragraph 5(d) above, the Company shall pay MENDELSON his full salary through the termination date, , plus all expense reimbursements outstanding, if any, and the Company shall have no further obligations whatsoever to MENDELSON under this Agreement, except as may be expressly provided elsewhere herein.

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b)  The termination of MENDELSON's employment either by MENDELSON or by the Company, whether with or without Cause, shall not release MENDELSON from MENDELSON's obligations and restrictions under Paragraph seven (7) of this Agreement.

c)  Regardless of the reason for the termination of MENDELSON's employment, whether by MENDELSON or the Company, whether with or without Cause, whether or not due to MENDELSON's death, MENDELSON (or his estate) will receive pay for any days actually worked by MENDELSON plus expenses prior to the termination of his employment. If such termination is without cause MENDELSON will also be entitled the pro-rata portion of any bonuses due through the termination date. Regardless of the reason for the termination of MENDELSON 's employment , whether by MENDELSON or the Company, whether with or without Cause, whether or not due to MENDELSON's death, MENDELSON (or his estate) shall not be eligible for any Company-paid benefits subsequent to the termination of his employment. In particular, and by way of example only, if MENDELSON’s termination is for anything other than no cause his eligibility to continue to participate in Company’s group health plan, if any, pursuant to COBRA shall be at his sole expense effective on the first day of the month following the month to which his employment terminates, subject to COBRA's eligibility requirements and other terms, conditions, restrictions and exclusions as applicable. If the termination is for no cause then the Company shall cover MENDELSON’s health care cost for two years, the period of which shall be at MENDELSON’s election.

7.	Restrictions on Competition and Non-Disclosure.
a)	Non-Disclosure of information.

i.  MENDELSON shall not, directly or indirectly, disclose to any person or entity for any reason, or use for his own personal benefit, any Confidential Information (as defined below) either during his employment with the Company or following termination of that employment for Cause for a period of three years after termination of this Agreement;

ii.  MENDELSON shall, at all times take all precautions necessary to protect from loss or disclosure by him of any and all documents or other information containing, referring to or relating to such Confidential Information. Upon termination of his employment with the Company for any reason, whether voluntary or involuntary, MENDELSON shall promptly return to the Company any and all documents or other tangible property containing, referring to or relating to such Confidential Information, whether prepared by him or others;

iii.  Notwithstanding any provision to the contrary in this Paragraph seven (7), this Paragraph shall not apply to information which has become part of the public domain or is otherwise publicly disclosed through no fault or action of MENDELSON.

If MENDELSON has reason to believe that he may be legally required to disclose Confidential Information, he shall give the Company reasonable notice prior to disclosure so that it may seek to protect the confidentiality of such information;

iv.  For purposes of this Agreement "Confidential Information" means any information relating in any way to the business of the Company disclosed to or known to MENDELSON as a consequence of, result of, or through MENDELSON's employment by the Company which consists of technical and non-technical information about the Company's production, processes , programs, concepts, forms, business methods, data, any and all financial and accounting data, marketing, customers, customer lists, and services and information corresponding thereto acquired by MENDELSON during the term of MENDELSON's employment by the Company. Confidential Information shall not include any of such items which are published or are otherwise part of the public domain or freely available from trade sources or otherwise.

b)	Disclosure of Works and Inventions/Assignment of Patents.
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MENDELSON shall maintain such records of his work as the Company may direct from time to time MENDELSON shall promptly disclose to the Company, in writing, any and all copyrightable works, including software, and any and all discoveries, inventions, technological innovations and improvements, whether patentable or not (whether it be a machine, process, apparatus, article, composition, design, software, writing or other thing) conceived or made by MENDELSON, solely or jointly, during the period of his employment with the Company, whether or not authorized, conceived or made during working hours or with the Company's equipment or facilities, which relates in any manner to the existing or contemplated business of the Company. Unless otherwise waived in writing by the Company, all such copyrightable works (including software), discoveries, inventions, technological innovations and improvements shall be the exclusive property of the Company with respect to any and all countries in the world and MENDELSON shall assign and hereby does assign all right, title and interest thereto the Company or its nominee;

i.    MENDELSON, both during his employment and thereafter , shall cooperate fully with the Company in taking all actions and measures necessary for the Company to acquire and perfect its ownership of all such property ..Whenever required to do so by the Company, MENDELSON shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain Letters Patent or copyrights of the United States or any foreign country or to otherwise protect the Company 's interest therein . Such obligations shall continue beyond the termination of employment with respect to works, inventions, discoveries and improvements authorized, conceived, made or reduced to practice by MENDELSON during the period of employment, and shall be binding upon MENDELSON's assigns, executors, administrators and other legal representatives. In conformance with Company policy from time to time,

MENDELSON shall be reimbursed by the Company for reasonable expenses incurred by MENDELSON in connection with his obligations under this Paragraph subject to MENDELSON’s furnishing adequate documentary evidence to substantiate such expenses;

iii. MENDELSON agrees that in the event of publication by MENDELSON of written or graphic materials, other than works of fiction or relating to subjects outside of the Company's business , Company will retain and own all rights in said materials, including right of copyright.

c)	Restrictions on Competition.

i.  MENDELSON agrees that during his employment with the Company he shall not, directly or indirectly, solicit the trade of or trade with, or otherwise do business with, any customer or prospective customer of the Company or any direct or indirect competitor of the Company. Furthermore, for a period of two years following the termination of his employment with the Company, MENDELSON shall not, directly or indirectly, solicit the trade of or trade with, any customer, prospective customer, supplier or prospective supplier of the Company on behalf of or for the benefit of any direct or indirect competitor of the Company;

ii.   MENDELSON agrees that for a period of two (2) years following the termination of his employment with the Company, MENDELSON shall not shall not own, manage, operate, consult or be employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company substantially engages during the term of MENDELSON's employment.

iii.  MENDELSON agrees that during his employment with the Company and for a period of two (2) years following the termination of MENDELSON's employment with the Company, MENDELSON shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company to leave the Company for any reason whatsoever or hire any employee of the Company;

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iv.  During his employment with the Company, MENDELSON shall not take any action which might divert from the Company any opportunity which would be within the scope of any present or contemplated future business of the Company;

v.  In the event of the sale or other disposition of all or substantially all of the Company 's assets or capital stock, MENDELSON agrees to use his best efforts, in good faith, to assist the purchaser (at the purchaser's request) during the transition phase for a period of up to 12 months at MENDELSON's then current compensation level. MENDELSON acknowledges, however, that nothing contained herein shall be binding upon or otherwise require the purchaser of the Company's assets or capital stock to continue the employment of MENDELSON after such purchase and sale;

vi.  The provisions set forth in Paragraph seven (7) of this Agreement shall survive the termination of MENDELSON's employment with the Company, or the expiration of this Agreement, as the case may be, and shall continue to be binding upon MENDELSON and Employer in accordance with their respective terms;

vii.  MENDELSON recognizes and acknowledges that the services to be rendered by him hereunder are of a special and unique character and that the restrictions on MENDELSON's activities contained in this Agreement are required for the Company 's reasonable protection. MENDELSON agrees that in the event of his breach of any part of Paragraph seven (7) of this Agreement , the Company will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such breach or to enforce the specific performance of this Agreement by MENDELSON or to enjoin MENDELSON from engaging in any activity in violation hereof. In the event the Company institutes proceedings at law for its protection, Company shall be entitled to receive from MENDELSON, and MENDELSON agrees to pay all legal costs and fees associated with such legal action.

8.	Miscellaneous.

a)   Notices. Any notice required hereby shall be in writing, shall be effective upon receipt, may be sent by facsimile transmission, Email or original document by hand delivery , overnight courier or certified mail, return receipt requested, postage prepaid to the address set forth below. The original of any notice sent by facsimile transmission or Email shall be delivered to the addressee by the close of the business day next following the date of the facsimile or Email transmission or in the case of international delivery, the close of the third business day following the date of the facsimile or Email transmission. All notices shall be sent to:

If to the Company:

HighLight Networks, Inc.

7325 Oswego Road

Liverpool , NY 13090

T: 315.451.4722

If to MENDELSON:

Danny Mendelson

1 Chellis Ct.

Owings Mills MD 21117

Email: dmendelson,hma@gmail.com

T: 410.382.2640

Any party may change its address for notice by giving the other party ten (10) days notice of such change.

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b)   Validity. Any term or provisions of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction , be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any term s or provisions thereof.

c)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same Agreement.

d)    Modification. This Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto. This Agreement may not be amended or modified except by written instrument executed by the parties hereto.

e)   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws provisions and without the aid of any canon, custom or rule of law requiring construction against the drafting person.

f)	Binding Effect. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, successors and assigns. In the event Company or substantially all its assets is acquired by another entity, or in the event Company merges with another entity, this Agreement shall remain in full force and effect. Neither party may assign, convey or transfer the rights or obligations contained herein unless such obligations, assignment, conveyance or transfer is consented to by the other, which consent shall not be unreasonably denied, or such assignment, transfer or conveyance is pursuant to a testamentary transfer or otherwise by operation of law.

g)	Headings. Headings in this Agreement are included herein for convenience only and shall not constitute a part of this Agreement for any other purpose or be given any substance effect.

h)   Authorship. This Agreement shall be conclusively deemed to have been jointly prepared and authored by the parties hereto and their representatives and no ambiguity shall be construed against any party hereto based on such authorship.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Alfonso Knoll	/s/ Danny Mendelson
Alfonso Knoll	Danny Mendelson
Director & President HighLight Networks, Inc

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Exhibit 10.1

HighLight Networks Inc. Employment Agreement

This Employment Agreement (hereinafter referred to as "Agreement"), is entered into as of this 15th of April, 2013, by and between HighLight Networks Inc., (hereinafter referred to as the "Company") and Danny WEAVER ("WEAVER").

WITNESSETH:

WHEREAS, the Company desires to employ WEAVER and WEAVER desires to be employed by the Company as the Executive Vice President (EVP) and Chief Operating Officer (CEO) of EZRecycling, Inc. (EZ) upon the terms and conditions set forth herein; and

WHEREAS, WEAVER and Company desire to reduce the terms of WEAVER’s employment with the Company to a written contract;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Employment.

Pursuant to the terms of this Agreement, the Company hereby employs WEAVER as the EVP and CO of the Company.

WEAVER shall report directly to the Chief Executive Officer of the Company and shall perform such duties as are customarily performed by a person holding the position of EVP and COO in businesses similar to those engaged in by the Company and its subsidiaries and shall, in addition, render such other reasonable services as may be assigned to him, from time to time, by the Company’s CEO or their designee within WEAVER's scope of experience, training and expertise.

WEAVER hereby agrees to be employed as EVP of the Company and CEO of the Company for the term hereof as set forth below. WEAVER agrees that he shall at all times faithfully and to the best of his ability, perform all of the duties that may reasonably be requested of him within his scope of experience, training and expertise pursuant to the terms of this Agreement.

The Company represents and warrants to WEAVER that this Agreement has been duly and validly authorized and executed by and on behalf of the Company and that it constitutes the lawful, valid and binding obligation of the Company.

WEAVER represents and warrants to the Company that he is free to accept employment hereunder and that he has no prior or existing obligations, commitments or restraints of any kind that would in any way hinder or interfere with his acceptance of, or the full performance of, his employment hereunder . When executed, this Agreement will constitute the lawful, valid and binding obligation of WEAVER.

During his employment with the Company, WEAVER shall devote not less than 90% of his working time, to the performance of his responsibilities hereunder in a manner which will faithfully and diligently further the business and interest of the Company. Subject to and consistent with the provisions of Paragraph seven (7) below, WEAVER, during and while employed by the Company, may not provide any services to or receive any compensation from any competitor or potential competitor of the Company.

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6.  Term.

Unless earlier terminated in accordance with Paragraph five (5) below, this Agreement shall continue for an initial period of one (1) year from the date on which both parties execute this Agreement. Thereafter, this Agreement shall be extended automatically for successive terms of one (1) year unless (i) the Company or WEAVER gives written notice of termination to the other party hereto at least Sixty (60) days prior to the termination of the initial term of employment hereunder or any renewal term thereof, or (ii) unless earlier terminated as herein provided.

7.	Compensation.
g)	Salary.

Company shall pay to WEAVER an annual salary of two hundred thousand dollars (US

$200,000) contingent upon the conditions set forth in this Paragraph. WEAVER's salary and other benefits shall be reviewed annually by the Board of Directors of the Company and with WEAVER. The salary shall be paid in equal periodic installments in accordance with the Company's salary practices. The salary payment shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay WEAVER's salary hereunder. A portion of WEAVER's salary is included as a portion of the Company's SG&A, but shall not be paid in full if capital or revenue is not available to the Company during the term of this Agreement. Such salary will begin once EBITDA has reached two million dollars ($2,000,000) based on a twelve month trailing average beginning April 1, 2013.

h)	Stock.

As additional compensation, Company agrees to deliver to WEAVER one hundred fifty (150,000) thousand shares of Restricted Common Stock in HighLight Networks, Inc., par value $0.001 per share, (hereinafter “HNET shares”) in two certificates of seventy-five thousand (75,000) each as follows:

                     i.     The first certificate will be fully vested upon issue.

                   ii.     The second certificate will be designated to be vested one (1) full year after the execution date of this agreement.

                  iii.     Should WEAVER leave or be separated from the Company before that time, the second certificate will be cancelled and he will return the certificate to the Company for its records.

i)	Expenses.

During the term of WEAVER's employment hereunder, WEAVER shall receive reimbursement from the Company for all reasonable expenses incurred by WEAVER in the performance of his duties hereunder, including, by way of example and not limitation, travel and living expenses while away from home on business at the request of or in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the standard policies and procedures established, from time to time, by the Company for reimbursement of expenses.

j)	Bonus.

WEAVER shall be entitled to receive a quarterly performance bonus equal to 1% of net margin, defined as revenues after cost of goods sold and before SG&A, paid quarterly, As long as the net result is that the Company achieves an EDITDA of no less than 10% of revenues.

k)	Other Benefits.

WEAVER shall be entitled to participate in the same manner as other officers of the Company in such life insurance, medical, dental, disability, pension, retirement plans and other programs as may be established by the Company, from time to time, for the benefit of its officers. Except as provided elsewhere herein, nothing herein shall affect the Company's right to amend, modify or terminate any retirement or other benefit plan at any time for any reason.

l)	Vacation.

WEAVER shall be entitled to vacation as mutually approved until such time as the Company adopts a formal

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vacation policy including all corporate officers.

8.  Warranties and Indemnification by the Company. The Company warrants and represents to WEAVER that:

d)  The Company shall indemnify and save WEAVER harmless from any and all claims incurred or made against WEAVER arising directly or indirectly from any negligent or wrongful acts or omissions by the Company, provided that any such negligent or wrongful acts or omissions do not occur as a result of WEAVER's own acts or failure to act on behalf of the Company in his role as EVP of the Company. The Company shall use its best efforts to obtain insurance of the kind and amount reasonably necessary to provide adequate protection to WEAVER.

e)   The Company shall provide to WEAVER any assistance or access to information and facilities reasonably required by WEAVER to perform his obligations under this Agreement.

f)	The Company shall provide WEAVER reasonable assistance in his compliance with the legal requirements existing from time to time so as to allow WEAVER to perform his duties as the Company's EVP and as CEO of EZ.

9.	Termination of Employment.

This Agreement and WEAVER's employment hereunder may be terminated only under the following circumstances during the term of this Agreement:

e)	Termination by WEAVER.

WEAVER may terminate his employment with the Company for any reason by giving the

Company not less than 60 days prior notice of his intent to terminate his employment. In the event of the termination of this Agreement by WEAVER, and at Company's option, Company may immediately terminate WEAVER’s employment and shall only pay WEAVER's salary earned and owed up to the date of such termination and WEAVER shall not be entitled to the benefits of Paragraph six (6) below.

f)	Death.

WEAVER's employment hereunder shall terminate upon his death.

g)	Disability.

If as a result of WEAVER's incapacity due to physical or mental illness, WEAVER shall have been unable to perform his duties hereunder for a period of two (2) consecutive months during the term hereof, the Company may terminate WEAVER's employment hereunder.

h)	Termination by Employer

Company may terminate WEAVER's employment with the Company for cause. "Cause" for the purposes of this Agreement, shall include the Company's good faith belief that WEAVER has engaged in any one or more of the following: willful misconduct, fraud, misappropriation , embezzlement, gross negligence, incompetence , self-dealing, dishonesty, misrepresentation , material violation of any Company policy or any provisions of this Agreement (i.e., confidentiality, ethics, harassment/ discrimination, or violence, substance or alcohol abuse) unsatisfactory performance or incompetence. "Cause “also shall include WEAVER's inability to perform the essential functions of his job as described to date, for any reason, for a period of time set forth in Paragraph seven (7) above, and any other circumstances which, under applicable law, would give the Company the right to terminate WEAVER , with such termination being deemed to be for cause.

6. Compensation Upon Termination of Employment.

d)  If WEAVER's employment is terminated for cause under Paragraph 5(d) above, the Company shall pay WEAVER his full salary through the termination date, plus all expense

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reimbursements outstanding, if any, and the Company shall have no further obligations whatsoever to WEAVER under this Agreement, except as may be expressly provided elsewhere herein.

e)   The termination of WEAVER's employment either by WEAVER or by the Company, whether with or without Cause, shall not release WEAVER from WEAVER's obligations and restrictions under Paragraph seven (7) of this Agreement.

f)   Regardless of the reason for the termination of WEAVER's employment, whether by WEAVER or the Company, whether with or without Cause, whether or not due to WEAVER's death, WEAVER (or his estate) will receive pay for any days actually worked by WEAVER plus expenses prior to the termination of his employment. If such termination is without cause WEAVER will also be entitled the pro-rata portion of any bonuses due through the termination date. Regardless of the reason for the termination of WEAVER 's employment , whether by WEAVER or the Company, whether with or without Cause, whether or not due to WEAVER's death, WEAVER (or his estate) shall not be eligible for any Company-paid benefits subsequent to the termination of his employment. In particular, and by way of example only, if WEAVER’s termination is for anything other than no cause his eligibility to continue to participate in Company’s group health plan, if any, pursuant to COBRA shall be at his sole expense effective on the first day of the month following the month to which his employment terminates, subject to COBRA's eligibility requirements and other terms, conditions, restrictions and exclusions as applicable. If the termination is for no cause then the Company shall cover WEAVER’s health care cost for two years, the period of which shall be at WEAVER’s election.

9.	Restrictions on Competition and Non-Disclosure.
d)	Non-Disclosure of information.

i.  WEAVER shall not, directly or indirectly, disclose to any person or entity for any reason, or use for his own personal benefit, any Confidential Information (as defined below) either during his employment with the Company or following termination of that employment for Cause for a period of three years after termination of this Agreement;

ii.  WEAVER shall, at all times take all precautions necessary to protect from loss or disclosure by him of any and all documents or other information containing, referring to or relating to such Confidential Information. Upon termination of his employment with the Company for any reason, whether voluntary or involuntary, WEAVER shall promptly return to the Company any and all documents or other tangible property containing, referring to or relating to such Confidential Information, whether prepared by him or others;

iii.  Notwithstanding any provision to the contrary in this Paragraph seven (7), this Paragraph shall not apply to information which has become part of the public domain or is otherwise publicly disclosed through no fault or action of WEAVER.

If WEAVER has reason to believe that he may be legally required to disclose Confidential Information, he shall give the Company reasonable notice prior to disclosure so that it may seek to protect the confidentiality of such information;

iv.  For purposes of this Agreement "Confidential Information" means any information relating in any way to the business of the Company disclosed to or known to WEAVER as a consequence of, result of, or through WEAVER's employment by the Company which consists of technical and non-technical information about the Company's production, processes , programs, concepts, forms, business methods, data, any and all financial and accounting data, marketing, customers, customer lists, and services and information corresponding thereto acquired by WEAVER during the term of WEAVER's employment by the Company. Confidential Information shall not include any of such items which are published or are otherwise part of the public domain or freely available from trade sources or otherwise.

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e)	Disclosure of Works and Inventions/Assignment of Patents.

WEAVER shall maintain such records of his work as the Company may direct from time to time WEAVER shall promptly disclose to the Company, in writing, any and all copyrightable works, including software, and any and all discoveries, inventions, technological innovations and improvements, whether patentable or not (whether it be a machine, process, apparatus, article, composition, design, software, writing or other thing) conceived or made by WEAVER, solely or jointly, during the period of his employment with the Company, whether or not authorized, conceived or made during working hours or with the Company's equipment or facilities, which relates in any manner to the existing or contemplated business of the Company. Unless otherwise waived in writing by the Company, all such copyrightable works (including software), discoveries, inventions, technological innovations and improvements shall be the exclusive property of the Company with respect to any and all countries in the world and WEAVER shall assign and hereby does assign all right, title and interest thereto the Company or its nominee;

i.    WEAVER, both during his employment and thereafter , shall cooperate fully with the Company in taking all actions and measures necessary for the Company to acquire and perfect its ownership of all such property ..Whenever required to do so by the Company, WEAVER shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain Letters Patent or copyrights of the United States or any foreign country or to otherwise protect the Company 's interest therein . Such obligations shall continue beyond the termination of employment with respect to works, inventions, discoveries and improvements authorized, conceived, made or reduced to practice by WEAVER during the period of employment, and shall be binding upon WEAVER's assigns, executors, administrators and other legal representatives. In conformance with Company policy from time to time,

WEAVER shall be reimbursed by the Company for reasonable expenses incurred by WEAVER in connection with his obligations under this Paragraph subject to WEAVER’s furnishing adequate documentary evidence to substantiate such expenses;

iii. WEAVER agrees that in the event of publication by WEAVER of written or graphic materials, other than works of fiction or relating to subjects outside of the Company's business , Company will retain and own all rights in said materials, including right of copyright.

f)	Restrictions on Competition.

i.  WEAVER agrees that during his employment with the Company he shall not, directly or indirectly, solicit the trade of or trade with, or otherwise do business with, any customer or prospective customer of the Company or any direct or indirect competitor of the Company. Furthermore, for a period of two years following the termination of his employment with the Company, WEAVER shall not, directly or indirectly, solicit the trade of or trade with, any customer, prospective customer, supplier or prospective supplier of the Company on behalf of or for the benefit of any direct or indirect competitor of the Company;

ii.   WEAVER agrees that for a period of two (2) years following the termination of his employment with the Company, WEAVER shall not shall not own, manage, operate, consult or be employed in a business substantially similar to, or competitive with, the present business of the Company or such other business activity in which the Company substantially engages during the term of WEAVER's employment.

iii.  WEAVER agrees that during his employment with the Company and for a period of two (2) years following the termination of WEAVER's employment with the Company, WEAVER shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company to leave the Company for any reason whatsoever or hire any employee of the Company;

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iv.  During his employment with the Company, WEAVER shall not take any action which might divert from the Company any opportunity which would be within the scope of any present or contemplated future business of the Company;

v.  In the event of the sale or other disposition of all or substantially all of the Company 's assets or capital stock, WEAVER agrees to use his best efforts, in good faith, to assist the purchaser (at the purchaser's request) during the transition phase for a period of up to 12 months at WEAVER's then current compensation level. WEAVER acknowledges, however, that nothing contained herein shall be binding upon or otherwise require the purchaser of the Company's assets or capital stock to continue the employment of WEAVER after such purchase and sale;

vi.  The provisions set forth in Paragraph seven (7) of this Agreement shall survive the termination of WEAVER's employment with the Company, or the expiration of this Agreement, as the case may be, and shall continue to be binding upon WEAVER and Employer in accordance with their respective terms;

vii.  WEAVER recognizes and acknowledges that the services to be rendered by him hereunder are of a special and unique character and that the restrictions on WEAVER's activities contained in this Agreement are required for the Company 's reasonable protection. WEAVER agrees that in the event of his breach of any part of Paragraph seven (7) of this Agreement , the Company will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such breach or to enforce the specific performance of this Agreement by WEAVER or to enjoin WEAVER from engaging in any activity in violation hereof. In the event the Company institutes proceedings at law for its protection, Company shall be entitled to receive from WEAVER, and WEAVER agrees to pay all legal costs and fees associated with such legal action.

10.	Miscellaneous.

i)    Notices. Any notice required hereby shall be in writing, shall be effective upon receipt, may be sent by facsimile transmission, Email or original document by hand delivery , overnight courier or certified mail, return receipt requested, postage prepaid to the address set forth below. The original of any notice sent by facsimile transmission or Email shall be delivered to the addressee by the close of the business day next following the date of the facsimile or Email transmission or in the case of international delivery, the close of the third business day following the date of the facsimile or Email transmission. All notices shall be sent to:

If to the Company:

HighLight Networks, Inc.

7325 Oswego Road

Liverpool , NY 13090

T: 315.451.4722

If to WEAVER:

Richard M. Weaver

3102 Landfall Lane

Annapolis, MD 21403

Email: dweaver.hma@gmail.com

T: 443.255.9439

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Any party may change its address for notice by giving the other party ten (10) days notice of such change.

j)     Validity. Any term or provisions of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction , be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any term s or provisions thereof.

k)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same Agreement.

l)      Modification. This Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto. This Agreement may not be amended or modified except by written instrument executed by the parties hereto.

m) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws provisions and without the aid of any canon, custom or rule of law requiring construction against the drafting person.

n)	Binding Effect. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, successors and assigns. In the event Company or substantially all its assets is acquired by another entity, or in the event Company merges with another entity, this Agreement shall remain in full force and effect. Neither party may assign, convey or transfer the rights or obligations contained herein unless such obligations, assignment, conveyance or transfer is consented to by the other, which consent shall not be unreasonably denied, or such assignment, transfer or conveyance is pursuant to a testamentary transfer or otherwise by operation of law.

o)	Headings. Headings in this Agreement are included herein for convenience only and shall not constitute a part of this Agreement for any other purpose or be given any substance effect.

p)   Authorship. This Agreement shall be conclusively deemed to have been jointly prepared and authored by the parties hereto and their representatives and no ambiguity shall be construed against any party hereto based on such authorship.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Alfonso Knoll	/s/ Richard M. Weaver
Alfonso Knoll	Richard M. Weaver
Director & President HighLight Networks, Inc

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